Combined Financial Information for Equity Method Investments (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Schedule of Equity Method Investments [Line Items]
Total current assets	$ 9,434	$ 7,711
Total assets	10,111	8,614
Total current liabilities	2,040	1,032
Total liabilities	2,063	1,196
Total net revenue	3,847	1,628	2,791
Income/(loss) from operations	$ (1,750)	$ (3,310)	$ 99